BlackRock Funds III

BlackRock Diversified Fixed Income Fund

(the “Fund”)

Supplement dated July 29, 2025

to the Statement of Additional Information of the Fund,

dated February 28, 2025, as amended or supplemented to date

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies in the section entitled “I: Investment Objectives and Policies” is amended in relevant part to reflect that the Fund may invest in trust preferred securities, as follows:

BlackRock Diversified Fixed Income Fund
Preferred Stock	X
Tax-Exempt Preferred Shares
Trust Preferred Securities	X

Shareholders should retain this Supplement for future reference.

SAI-DFI-0725SUP